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                                                                    Exhibit 10.5

                       CHINA GRENTECH CORPORATION LIMITED
           (incorporated in the Cayman Islands with limited liability)

[Name of the executive director]
[Address of the executive director]

                                                                          [Date]

Dear [*]

                     APPOINTMENT AS AN EXECUTIVE DIRECTOR OF
                       CHINA GRENTECH CORPORATION LIMITED
           (THE "COMPANY" TOGETHER WITH ITS SUBSIDIARIES, THE "GROUP")

We hereby write to confirm the terms and conditions of your appointment as an executive director of the Company:-

1. Subject to Clause 6 herein, your appointment as an executive director of the Company will be for an initial term of three year and will take effect from the date hereof, and will continue thereafter from year to year until terminated by you or removed by our shareholders with three months' notice in writing served on the other party.

2. Your role will be that of an executive director, helping the the board of directors of the Company (the "BOARD") to provide the Company with effective leadership and ensuring the continuing effectiveness of the management team and the high standards of probity within the Company.

3. In addition to your general fiduciary responsibilities, you shall faithfully and diligently perform such functions and exercise such powers as are appropriate to your position as an executive director. The Board may need you to serve on various committees of the Board and/or to accept additional appointments in or on behalf of the Company.

4. In order to satisfy the requirements of a public company, you are expected to attend general meetings (the "GENERAL MEETINGS") of the Company, each meeting of the Board and of any committees to which you are appointed as a member. If you are unavoidably unable to attend, as much prior notice as possible should be given to the chairman of the Board (the "CHAIRMAN").

5. You shall not be entitled to any compensation for your appointment hereunder in addition to the compensation for your appointment as the [insert the management position] of the Company; provided, however, that you will be reimbursed for any out-of-pocket expenses you reasonably incur in performing your functions as a director, including attending Board meetings and participating in Board functions.

6. Your appointment hereunder will, in any event, cease at the Annual General Meeting of the Company immediately following the expiration of your initial term as set forth in Clause 1 and you will be eligible for re-election at the Annual General Meeting. In

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     addition to these requirements, your appointment will at all times be terminable by [three] months' prior written notice given by either side. Upon the expiry of notice served on you to terminate your appointment, you will resign from your office as a director (and from each and every other office or appointment you then hold in or on behalf of the Company) and, if you have not done so within seven days, you hereby irrevocably appoint any one of your fellow directors for the time being as your attorney to effect such resignation(s) on your behalf by signing any document(s) and doing any other act(s) or thing(s) as may be necessary or requisite.

7. Your appointment hereunder will terminate automatically without any requirement for notice or compensation if you:-

     7.1 vacate your office under the terms of the Company's articles of association;

     7.2 are removed from office as a director by any resolution duly proposed and resolved by the members of the Company in General Meeting (provided always that, where a poll is demanded, the result of the poll will count); or

     7.3 are not re-elected as a director when you submit yourself to re-election.

8. Your fiduciary duties as a director to the Company require you at all times:-

     8.1 to maintain the confidentiality of all information you acquire by virtue of your appointment hereunder;

     8.2  to act in good faith in the Company's interests at all times;

     8.3  to act at all times for the proper purposes of the Company;

     8.4 to carry out your responsibilities with the care, skill and diligence which the Company is reasonably entitled to expect from someone of your experience and expertise; and

     8.5  to act only with the proper authority of the Company.

9. You must not make any statements on the Company's behalf or concerning the Company to the press, media, venture capitalists, brokers, banks, financial analysts and/or anyone associated with the stock market or investor community without the authorisation of the Board.

10. You shall disclose to the Board all other directorships and other (direct or indirect) interests, employments, consultancies or associations held by you or members of your family. You must also keep the Board informed on a continuing basis of all changes to such arrangements. During your appointment, you will not be free, unless prior written approval has been given by the Board, to take up new directorships or hold other interests in the same industry as the Group or which could give rise to a conflict of interest in some other way.


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11.  You shall not, either during the term of your appointment as an executive director of the Company or thereafter:-

     11.1 use to the detriment or prejudice of the Group or divulge or communicate to any person any trade secret or confidential information concerning the business or affairs of the Group (except to employees or directors of the Group whose province is to know the same) which may have come to your knowledge during the term of your appointment hereunder; or

     11.2 use for your own purpose or for any purposes other than those of the Group or disclose to any third party (except to regulatory authorities or required by any applicable law) any information or knowledge of a confidential nature which you may from time to time acquire in relation to any member of the Group but so that this restriction shall cease to apply to any information or knowledge which may come into the public domain (otherwise than through your fault).

12. Save as disclosed or to be disclosed in the prospectus of the Company for the listing of the shares of the Company on any stock exchange as may be approved by the Board, you shall not, during the term of your appointment and for one year thereafter, be a director or employee or agent of, or have any other material financial interest or involvement in, any business or enterprise which competes or is likely to compete (directly or indirectly) or has a significant business relationship with any Group company without the prior written consent of the Board.

13. You shall promptly upon request by the Company or in any event upon your ceasing to be an executive director of the Company deliver up to the Company all lists of clients or customers, correspondence and all other documents, papers and records which may have been prepared by you or have come into your possession as a director of the Company, and you shall not be entitled to and shall not retain any copies thereof. Title and copyright therein shall vest in the Company.

14. This letter shall be governed by and construed in accordance with the laws of the Cayman Islands.

Please sign, date and return the attached copy of this letter to us, confirming your acceptance of the appointment and its terms set out herein. If the terms of this appointment cause you any difficulty, please let us know.

Yours sincerely,


-------------------------------------
[*]
FOR AND ON BEHALF OF
CHINA GRENTECH CORPORATION LIMITED


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________________________________________________________________________________
I agree to the terms and conditions set out above relating to my appointment as an executive director of China GrenTech Corporation Limited.

IN WITNESS WHEREOF I HAVE EXECUTED THIS DOCUMENT AS A DEED ON THE DATE SET OUT BELOW:-

SIGNED, SEALED AND DELIVERED BY   )
                                  )
[NAME OF EXECUTIVE DIRECTOR]      )
                                  )
in the presence of:               )

Witness's name:
                ------------------------

Witness's address:
                   ---------------------

Witness's occupation:
                      ------------------

Date:
      ----------------------------------


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